                                                                 Exhibit 99.1


In June 2001 Mail-Well, Inc. ("Mail-Well") adopted a new strategic plan and announced a restructuring of its Envelope and Commercial Printing segments, the sale of its Label and Printed Office Products segments and the sales of certain non-strategic operations of its Envelope and Commercial Printing segments.

The accompanying pro forma condensed consolidated income statements present Mail-Well's results for the periods indicated as if the Label and Printed Office Products segments and the non-strategic operations of its Envelope and Commercial Printing segments had been divested January 1, 2000. In addition, all restructuring charges recorded in 2000 and 2001 have been excluded.

                                                         MAIL-WELL, INC.
                                           CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                            PRO FORMA
                                           (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                     NINE-MONTHS ENDED                      THREE-MONTHS ENDED
                                                     ------------------  --------------------------------------------------------
                                                     SEPTEMBER 30, 2001  SEPTEMBER 30, 2001     JUNE 30, 2001      MARCH 31, 2001

                                                         (UNAUDITED)         (UNAUDITED)         (UNAUDITED)         (UNAUDITED)
                                                     ------------------  ------------------     -------------      --------------

Net sales                                               $    1,194.8        $      389.6        $      394.3        $      410.9

Gross profit                                                   227.3                69.8                77.4                80.1
     Selling, administrative and other                         167.0                53.1                56.0                57.9
     Amortization                                                9.4                 3.1                 3.3                 3.0
                                                        ------------        ------------        ------------        ------------
Operating income                                                50.9                13.6                18.1                19.2
     Interest and other expense                                 39.2                12.4                13.1                13.7
                                                        ------------        ------------        ------------        ------------
Income before income taxes                                      11.7                 1.2                 5.0                 5.5
     Income taxes                                                5.4                 0.4                 2.5                 2.5
                                                        ------------        ------------        ------------        ------------
Net income                                              $        6.3        $        0.8        $        2.5        $        3.0
                                                        ============        ============        ============        ============

ADDITIONAL INFORMATION:

EBITDA                                                  $       89.8        $       26.6        $       31.0        $       32.2
                                                        ============        ============        ============        ============

Earnings per share - assuming dilution                  $       0.13        $       0.02        $       0.05        $       0.06
                                                        ============        ============        ============        ============


              NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                                    2001


1. Results of the Label and Printed Office Products segments ("Discontinued Operations") have been excluded. Sales and operating income of the Discontinued Operations for the periods presented were as follows:

                                            NINE-MONTHS ENDED                 THREE-MONTHS ENDED
                                            -----------------                 ------------------
                                                 9/30/01          9/30/01          6/30/01          3/31/01
                                                 -------          -------          -------          -------
                       Net sales                $   460.0        $   150.6        $   153.2        $   156.2

                       Operating income              25.8              6.5              9.2             10.1

2. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:


                                            NINE-MONTHS ENDED                 THREE-MONTHS ENDED
                                            -----------------                 ------------------
                                                 9/30/01          9/30/01          6/30/01          3/31/01
                                                 -------          -------          -------          -------
                       Net sales                $    81.8        $    27.1        $    26.8        $    27.9

                       Operating income               8.7              2.3              3.3              3.1

3. Sales to the Discontinued Operations and Assets Held For Sale are included in the reported net sales in the pro forma Condensed Consolidated Statements of Income. These sales had been eliminated in the Mail-Well, Inc. Consolidated Statement of Income as intercompany sales.

4. Interest expense has been reduced by the amount of interest deemed attributable to the net assets of the Discontinued Operations and Asset Held For Sale. The reduction in interest expense for the nine-months ended September 30, 2001 was $23.3 million. Interest expense was reduced $7.3 million, $7.5 million and $8.5 million for the three-months ended September 30, 2001, June 30, 2001 and March 31, 2001, respectively.

5. Restructuring charges recorded by the Commercial Printing and Envelope segments in connection with the 2000 and 2001 restructuring programs were excluded. The restructuring charges recorded for the nine-months ended September 30, 2001 were $23.1 million. Restructuring charges recorded during the three-months ended September 30, 2001 and June 30, 2001 were $5.4 million, $17.7 million, respectively. There were no restructuring charges for the three-months ended March 30, 2001.

6. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued Operations, Assets Held For Sale and restructuring charges.

7. Sales, operating income and EBITDA for the Envelope and Commercial Printing segments, excluding Asset Held For Sale, are presented below:

                                           NINE-MONTHS             THREE-MONTHS ENDED
                                              ENDED                ------------------
                                             9/30/01       9/30/01       6/30/01     3/31/01
                                            ---------     ---------     ---------   ---------
               Net sales
                 Envelope                   $   597.3     $   191.1     $   197.2   $   209.0
                 Commercial Printing            601.8         200.0         198.2       203.6

                 Intercompany sales              (4.3)         (1.5)         (1.1)       (1.7)
                                            ---------     ---------     ---------   ---------

                 Total                        1,194.8         389.6         394.3       410.9
                                            ---------     ---------     ---------   ---------

               Operating income
                 Envelope                        57.5          16.9          19.6        21.0
                 Commercial Printing             13.7           3.1           5.0         5.6

                 Corporate                      (20.3)         (6.4)         (6.5)       (7.4)
                                            ---------     ---------     ---------   ---------

                                                 50.9          13.6          18.1        19.2
                                            =========     =========     =========   =========

               EBITDA
                 Envelope                        72.9          22.1          24.7        26.1
                 Commercial Printing             32.9           9.6          11.2        12.1

                 Corporate                      (16.0)         (5.1)         (4.9)       (6.0)
                                            ---------     ---------     ---------   ---------

                                                 89.8          26.6          31.0        32.2
                                            =========     =========     =========   =========



                                                           MAIL-WELL, INC.
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                              PRO FORMA
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                            YEAR-ENDED                                 THREE-MONTHS ENDED
                                        -----------------   ------------------------------------------------------------------------
                                        DECEMBER 31, 2000   DECEMBER 31, 2000   SEPTEMBER 30, 2000    JUNE 30, 2000   MARCH 31, 2000

                                           (UNAUDITED)         (UNAUDITED)         (UNAUDITED)         (UNAUDITED)     (UNAUDITED)
                                        -----------------   -----------------   ------------------    -------------   --------------

Net sales                                 $    1,719.4        $      446.7         $      451.3       $      414.4     $      407.0

Gross profit                                     349.9                91.6                 88.9               82.6             86.9
     Selling, administrative and other           227.5                59.8                 59.0               55.3             53.5
     Amortization                                 11.9                 5.0                  2.3                2.3              2.3
                                          ------------        ------------         ------------       ------------     ------------
Operating income                                 110.5                26.8                 27.6               25.0             31.1
     Interest and other expense                   57.2                16.3                 14.3               14.7             11.9
                                          ------------        ------------         ------------       ------------     ------------
Income before income taxes                        53.3                10.5                 13.3               10.3             19.2
     Income taxes                                 19.2                 3.8                  4.8                3.7              6.9
                                          ------------        ------------         ------------       ------------     ------------
Net income                                $       34.1        $        6.7         $        8.5       $        6.6     $       12.3
                                          ============        ============         ============       ============     ============

ADDITIONAL INFORMATION:


EBITDA                                    $      166.9        $       41.3         $       45.0       $       37.8     $       42.8
                                          ============        ============         ============       ============     ============


Earnings per share - assuming dilution    $       0.69        $       0.14         $       0.17       $       0.13     $       0.24
                                          ============        ============         ============       ============     ============

              NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                                    2000


1. Results of the Label and Printed Office Products segments ("Discontinued Operations") have been excluded. Sales and operating income of the Discontinued Operations for the periods presented were as follows:

                                    YEAR-ENDED                 THREE-MONTHS ENDED
                                    ----------                 ------------------
                                     12/31/00     12/31/00     9/30/00     6/30/00    3/31/00
                                     --------     --------     -------     -------    -------

            Net sales                $  601.6     $  152.7     $ 158.2    $  160.8    $ 129.9
            Operating income             44.6         10.7         8.4        13.8       11.7

2. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:

                                    YEAR-ENDED                 THREE-MONTHS ENDED
                                    ----------                 ------------------
                                     12/31/00     12/31/00     9/30/00     6/30/00    3/31/00
                                     --------     --------     -------     -------    -------

            Net sales                $  120.0     $   29.4     $  29.5    $   30.5    $  30.6
            Operating income             13.5          2.8         3.0         3.6        4.1


3. Sales to the Discontinued Operations and Assets Held For Sale are included in the reported net sales in the pro forma Condensed Consolidated Statements of Income. These sales had been eliminated in the Mail-Well, Inc. Consolidated Statement of Income as intercompany sales.

4. Interest expense has been reduced by the amount of interest deemed attributable to the net assets of the Discontinued Operations and Asset Held For Sale. The reduction in interest expense for the year ended December 30, 2000 was $32.2 million. Interest expense was reduced $8.2 million, $8.4 million, $8.9 million and $6.7 million for the three-months ended December 30, 2000, September 30, 2000, June 30, 2000 and March 31, 2000, respectively.

5. Restructuring charges recorded by the Commercial Printing and Envelope segments in connection with its 1998 and 2000 restructuring programs were excluded. The restructuring charges recorded for the year ended December 30, 2000 were $6.2 million. Restructuring charges recorded during the three-months ended December 30, 2000 and September 30, 2000 were $5.4 million, $0.8 million, respectively. There were no restructuring charges for the three-months ended June 30, 2000 and March 31, 2000.

6. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued Operations, Assets Held For Sale and restructuring charges.

7. Sales, operating income and EBITDA for the Envelope and Commercial Printing segments, excluding Asset Held For Sale, are presented below:

                                           YEAR ENDED                     THREE-MONTHS ENDED
                                           ----------                     ------------------
                                            12/31/00      12/30/00       9/30/00     6/30/00        3/31/00
                                            --------      --------       -------     -------        -------
             Net sales
               Envelope                     $   803.9     $   213.9     $   204.7   $   197.9      $   187.4
               Commercial Printing              919.6         233.8         248.2       217.2          220.4

               Intercompany sales                (4.1)         (1.0)         (1.6)       (0.7)          (0.8)
                                            ---------     ---------     ---------   ---------      ---------

               Total                          1,719.4         446.7         451.3       414.4          407.0
                                            ---------     ---------     ---------   ---------      ---------

             Operating income
               Envelope                          85.0          25.2          22.1        17.9           19.8
               Commercial Printing               52.6          12.2          11.3        13.1           16.0

               Corporate                        (27.1)        (10.6)         (5.8)       (6.0)          (4.7)
                                            ---------     ---------     ---------   ---------      ---------

                                                110.5          26.8          27.6        25.0           31.1
                                            =========     =========     =========   =========      =========

             EBITDA
               Envelope                         104.5          30.3          26.9        23.2           24.1
               Commercial Printing               83.3          18.3          23.8        19.4           21.8

               Corporate                        (20.9)         (7.3)         (5.7)       (4.8)          (3.1)
                                            ---------     ---------     ---------   ---------      ---------

                                                166.9          41.3          45.0        37.8           42.8
                                            =========     =========     =========   =========      =========




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